UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE SECURITIES ACT ), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, INCLUDING THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO THIS CLAUSE (II) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM THAT ANY SUCH EXEMPTION IS AVAILABLE TO THE HOLDER, (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (IV) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

Retrophin, Inc.

4.50% Senior Convertible Notes due 2019

No. A-1	$46,000,000
CUSIP No. 761299AA4	ISIN No. US761299AA4

Retrophin, Inc., a Delaware corporation (herein called the “Company,” which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received hereby promises to pay to CEDE & CO., or registered assigns (the “Depositary”), the principal sum of Forty-Six Million Dollars ($46,000,000) or such other principal amount as shall be set forth on the Schedule I hereto on May 30, 2019, unless earlier converted or repurchased.

This Note shall bear interest at the rate of 4.50% per year from May 30, 2014, or from the most recent date to which interest had been paid or provided.  Except as otherwise provided in the Indenture, interest is payable semi-annually in arrears on each May 15 and November 15, commencing November 15, 2014, to Holders of record at the Close of Business on the preceding May 1 and November 1, respectively.  Interest payable on each Scheduled Interest Payment Date shall equal the amount of interest accrued from, and including the immediately preceding Scheduled Interest Payment Date (or from and including May 30, 2014, if no interest has been paid hereon) to but excluding such Scheduled Interest Payment Date.  To the extent lawful, payments of principal or interest (including Additional Interest, if any) on the Notes that are not made when due will accrue interest at the annual rate of 1.0% above the then applicable interest rate borne by the Notes from the required payment date in accordance with the provisions of the Indenture.

Payment of the principal and interest, on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, City of New York, or elsewhere as provided in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest, may be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear in the Note Register or (ii) wire transfer to an account of the Person entitled thereto located inside the United States; provided further, however, that, with respect to any Holder of Notes with an aggregate principal amount in excess of $2,000,000, at the application of such Holder in writing to the Company, interest on such Holder’s Notes shall be paid by wire transfer in immediately available funds to such Holder’s account in the United States supplied by such Holder from time to time to the Trustee and Paying Agent (if different from the Trustee) not later than the applicable Record Date.  Notwithstanding the foregoing, payment of interest in respect of Notes held in global form shall be made in accordance with procedures required by the Depositary.

Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the Holder of this Note the right to convert this Note into Common Stock on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture.  Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

[Remainder of page intentionally left blank]

Signature Page to Global Note

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the undersigned officer.

RETROPHIN, INC.

By:	_______________________________
Name:
Title:

Attest

By:	_______________________________
Name:
Title:

Dated:  May 30, 2014

Signature Page to Global Note

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Notes referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION,
as trustee

BY:	_______________________________
Authorized Officer

Signature Page to Global Note

[REVERSE OF NOTE]

Retrophin, Inc.

4.50% Senior Convertible Notes due 2019

This Note is one of a duly authorized issue of Notes of the Company, designated as its 4.50% Senior Convertible Notes due 2019 (herein called the “Notes”), issued under and pursuant to an Indenture dated as of May 30, 2014 (herein called the “Indenture”), between the Company and U.S. Bank National Association (herein called the “Trustee”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Notes.  Additional Notes may be issued in an unlimited aggregate principal amount, subject to certain conditions specified in the Indenture.  Capitalized terms used but not defined in this Note shall have the meanings ascribed to them in the Indenture.

In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of and interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Subject to the terms and conditions of the Indenture, the Company will make all payments and deliveries in respect of the Fundamental Change Repurchase Price and the principal amount on the Maturity Date, as the case may be, to the Holder who surrenders a Note to a Paying Agent to collect such payments in respect of the Note.  The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts.

The Indenture contains provisions permitting the Company and the Trustee in certain circumstances, without the consent of the Holders of the Notes, and in other circumstances, with the consent of the Holders of not less than a majority in principal amount of the Notes at the time Outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Notes; provided, however, that no such supplemental indenture shall make any of the changes set forth in Section 7.02 of the Indenture as requiring the consent of each Holder of an Outstanding Note affected thereby without such consent.  It is also provided in the Indenture that, prior to any declaration accelerating the maturity of the Notes, the Holders of a majority in principal amount of the Notes at the time Outstanding may on behalf of the Holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except as provided in the Indenture.  Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and accrued and unpaid interest on this Note at the place, at the respective times, at the rate and in the lawful money herein prescribed.

The Notes are issuable in registered form without coupons in denominations of $1,000 principal amount and integral multiples thereof.  At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

The Notes are not subject to redemption and will not be entitled to the benefit of any sinking fund.

Upon the occurrence of a Fundamental Change, the Holder has the right, at such Holder’s option, to require the Company to repurchase all of such Holder’s Notes or any portion thereof (in principal amounts of $1,000 or integral multiples thereof) in accordance with the provisions of the Indenture on the Fundamental Change Repurchase Date at a price equal to 100% of the principal amount of the Notes such holder elects to require the Company to repurchase, together with accrued and unpaid interest (including Additional Interest, if any) to but excluding the Fundamental Change Repurchase Date, except as otherwise provided in the Indenture.  The Company shall mail to all Holders of record of the Notes a notice of the occurrence of a Fundamental Change and of the repurchase right arising as a result thereof at any time following the Company entering into a definitive agreement that, if consummated, would give rise to a Fundamental Change, but in any event not later than the fifth (5th) calendar day after the occurrence of a Fundamental Change.

Subject to and upon compliance with the provisions of the Indenture, the Holder may surrender for conversion all or any portion of this Note that is in an integral multiple of $1,000.  Upon conversion, the Holder shall be entitled to receive the consideration specified in the Indenture.  No fractional share of Common Stock shall be issued upon conversion of a Note.  Instead, the Company shall pay cash in lieu of such fractional share of Common Stock as provided in the Indenture.  The initial Conversion Rate shall be 57.4300 shares of Common Stock per $1,000 principal amount of Notes, subject to adjustment in accordance with the provisions of the Indenture.  If a Holder converts all or a part of this Note in connection with the occurrence of certain Fundamental Change transactions, the Conversion Rate shall be increased in the manner and to the extent described in the Indenture.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax, assessments or other governmental charge imposed in connection with any registration of transfer or exchange of Notes.

The Company, the Trustee, any authenticating agent, any Paying Agent, any Conversion Agent and any Note Registrar may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any Paying Agent nor any other Conversion Agent nor any Note Registrar shall be affected by any notice to the contrary.  All payments made to or upon the order of such registered Holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

Schedule I

Retrophin, Inc.

4.50% Senior Convertible Notes due 2019

No. ____________

Date	Principal Amount	Notation Explaining Principal Amount Recorded	Authorized Signature of Trustee or Custodian